Exhibit 10.5

Certain information in this document, designated by [***], has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

AMENDMENT TO THE MASTER SERVICES AGREEMENT BETWEEN SUNRISE AND TOWERCO

THIS AGREEMENT is made on 19 December 2018.

BETWEEN

(1)	SWISS TOWERS AG, a company incorporated under the laws of Switzerland, with registered office at Thurgauerstrasse 136 in 8152 Opfikon, registered with company number CHE-239.486.117 (“TowerCo”);

-on the one part-

and

(2)

SUNRISE COMMUNICATIONS AG, a company incorporated under the laws of Switzerland, with registered office at Binzmuhlestrasse 130 in 8050 Zurich, registered with company number CHE-103.209.608 (“Sunrise”).

-on the other part-

TowerCo and Sunrise herein collectively referred to as the “Parties” and individually as a “Party”.

INTRODUCTION

A)

TowerCo and Sunrise signed a Master Services Agreement on May, the 24th 2017, by virtue of which TowerCo renders specific services on its Infrastructure Network to the Sunrise (such as Operation and Maintenance Services, Configuration Services and Access Services) (the “Agreement”).

B)

Sunrise and TowerCo agreed in a Bulk Transfer Agreement dated 19 December 2018 on a sale and transfer in accordance with art. 69 et seqq. Merger Act of [***] additional radio tower sites and related passive wireless infrastructure to TowerCo in order to become part of the TowerCo Infrastructure Network.

C)

Because of this sale and transfer of [***] additional radio tower sites and related passive wireless infrastructure from Sunrise to TowerCo the parties have reached an agreement to partially amend the Agreement.

D)	Therefore, and by virtue of the abovementioned

IT IS AGREED as follows:

1.	DEFINITIONS

Unless otherwise defined herein, capitalized terms herein shall have the same meaning given to them in the Agreement.

2.	AMENDMENT OF THE SERVICE FEE

TowerCo and Sunrise agree that Sunrise will, starting [***], pay an [***] annual service fee of [***] to TowerCo for the additional Services provided by TowerCo in respect of the [***] additional radio tower sites and related passive wireless infrastructure.

For the purpose above, article 13.1 of the Agreement is hereby amended, so it shall hereinafter read as follows:

13.1 Service Fee. For the Services provided hereunder Sunrise agrees to pay to TowerCo an annual service fee in the total amount of

[***]

plus (starting [***])

[***]

(“Service Fee”).

[***]. The Service Fee is exclusive of any applicable VAT. Sunrise shall, subject to having received a valid and accurate invoice, pay any VAT due at the rate and in the manner prescribed under applicable law. Should it turn out that summarizing of different supplies under one lump sum fee is not in line with the applicable VAT law, Sunrise shall pay any VAT due on the different supplies at the applicable VAT rate to TowerCo after having received a valid and accurate VAT invoice.

For the avoidance of doubt, the Parties agree that the [***] to be paid by Sunrise, starting [***], shall be adjusted annually due to Change of CPI as set out in article 13.5 of the Agreement (including, for the avoidance of doubt, the adjustments as set forth in the two bullets of article 13.5 of the Agreement).

3.	AMENDMENT OF THE ORDER COMMITMENT OF ADDITIONAL SITES

TowerCo and Sunrise agree to modify the number of additional sites committed to be ordered by Sunrise for its capacity needs to [***] additional sites.

For the purposes above, the first two paragraphs of article 20.2 of the Agreement are hereby amended and shall hereinafter read as follows:

20.2 Order Commitment. Sunrise commits to order from TowerCo or an Affiliate (as agreed by the parties) a total number of [***] additional sites to provide for its capacity needs within [***] whereby Sunrise commits to order from TowerCo

[***] of these [***] additional sites within [***]. Furthermore, Sunrise shall be entitled to replace [***] of the additional sites to be ordered by small cells / DAS, at a replacement ratio of [***] small cells / DAS [***]. TowerCo shall be the Beneficial Owner of these additional sites (or, if applicable, small cells / DAS) and Sunrise shall be entitled to operate its Radio Equipment and Ancillary Equipment on the additional sites in accordance with this Master Services Agreement. [***].

In addition to the [***] committed sites (or, if applicable, small cells / DAS), Sunrise may order [***] additional sites [***], unless the Parties agree otherwise. It is understood that either Party may withdraw from such negotiations and decide not to agree to any further commitment at any time at its discretion.

4.	AMENDMENT OF EXHIBIT 1 OF THE AGREEMENT

The Parties agree that Exhibit 1 of the Agreement is amended as shown in the attached read-only electronic copy.

5.	FURTHER ALIGNMENTS OF THE AGREEMENT

If this agreement causes any gaps, wrong references or unclarities in the Agreement then such gap shall be completed, wrong reference be corrected or unclarity be interpreted in a way that comes closest to the economic purpose pursued by this agreement in terms of subject matter, dimension, time, place or scope.

6.	CONDITION PRECEDENT / EFFECTIVE DATE

Provided that the sale and transfer of all [***] additional radio tower sites and related passive wireless infrastructure from Sunrise to TowerCo is successfully completed, this agreement shall become effective as of January the 1st, 2019.

7.	COUNTERPARTS

This Agreement may be executed in any number of counterparts each of which when executed and delivered shall be an original, but all the counterparts together shall constitute one and the same instrument.

EXECUTED by the Parties

For and on behalf of SWISS TOWERS AG

/s/ David Bernal Cantero	/s/ Peter Seiler
Signed by:
David Bernal Cantero	Peter Seiler

For and on behalf of SUNRISE COMMUNICATIONS AG

/s/ Uwe Schiller	/s/ Patrick Alain Meier
Signed by: Uwe Schiller SVP Finance	Patrick Alain Meier CAO a.i.

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